UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 9, 2024

HMN Financial, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-24100	41-1777397
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1016 Civic Center Drive Northwest
Rochester, Minnesota 55901
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (507) 535-1200

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	HMNF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”), on May 15, 2024 (the “Prior Form 8-K”), HMN Financial, Inc., a Delaware corporation (“HMNF” or the “Company”) entered into an Agreement and Plan of Merger dated May 14, 2024 (the “Merger Agreement”) with Alerus Financial Corporation, a Delaware corporation (“Alerus”), under which the parties agreed HMNF would merge into Alerus, with Alerus as the surviving corporation (the “Merger”).

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On October 9, 2024 (the “Closing Date”), upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the Delaware General Corporation Law, the Merger was completed. At the effective time of the Merger on the Closing Date (the “Effective Time”), the separate corporate existence of the Company ceased and Alerus continued as the surviving corporation.

At the Effective Time of the Merger, each outstanding share of common stock of the Company, par value $0.01 per share, was automatically converted as a result of the Merger into the right to receive 1.25 (the “Exchange Ratio”) shares of Alerus common stock, with cash paid in lieu of fractional shares.

Immediately prior to the Effective Time, outstanding HMNF restricted stock awards became fully vested and any restrictions or risk of forfeiture lapsed. The shares of HMNF common stock that were so vested are entitled to receive the merger consideration outlined above. Immediately prior to the Effective Time, there were no outstanding and unexercised options to purchase HMNF common stock.

The disclosure set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference herein. The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Prior Form 8-K, and which is incorporated herein by reference.

The disclosure under Item 5.01 below is incorporated by reference into this Item 2.01.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continuing Listing Rule or Standard; Transfer of Listing.

On October 9, 2024, the Company notified the Nasdaq Stock Market LLC (“Nasdaq”) of the consummation of the Merger and requested that Nasdaq file with the SEC a notification on Form 25 to delist and deregister the Company’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Nasdaq filed the Form 25 with the SEC on behalf of the Company on October 9, 2024. The Company’s common stock was suspended from trading on the Nasdaq Stock Market after the close of trading on October 9, 2024. Approximately ten (10) days after filing of the Form 25, the Company will file with the SEC a Form 15 under the Exchange Act requesting the deregistration of the Company’s common stock under Section 12(g) of the Exchange Act, and the suspension of the Company’s reporting obligations under Section 13 and 15(d) of the Exchange Act.

The disclosure under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders.

At the Effective Time, each holder of the Company’s common stock ceased to have any rights with respect thereto, except the right to receive the merger consideration outlined above pursuant to the terms and conditions of the Merger Agreement.

The information contained in Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

As a result of the consummation of the Merger and effective as of the Effective Time, there was a change in control of the Company as described in Item 2.01 of this Current Report on Form 8-K. The information required by this Item 5.01 is set forth in Item 2.01 of this Current Report on Form 8-K and is incorporated herein by reference.

For information regarding changes with respect to the executive officers and directors of the Company, please see Item 5.02 of this Current Report on Form 8-K, which is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The directors and officers of the Company ceased serving as directors and officers of the Company as of the Effective Time due to the termination of the separate corporate existence of the Company. These terminations were the effects of the Merger and were not a result of any disagreement between the Company and any director or officer on any matter relating to the Company’s operations, policies, or practices.

As provided in the Merger Agreement, the directors and officers of Alerus, in each case, immediately prior to the Effective Time became the directors and officers, respectively, of Alerus as the surviving corporation immediately following the Effective Time, except that Jeffrey Bolton, a former director of HMNF, was appointed to the Alerus board of directors to serve until the next annual meeting of the Alerus stockholders, subject to his prior death, resignation or removal from office as provided by law.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As stated above, at the Effective Time, the separate corporate existence of the Company ceased and Alerus continued as the surviving corporation.

In accordance with the Merger Agreement, the Certificate of Incorporation of the surviving corporation was Alerus’ Certificate of Incorporation, as amended, and the Bylaws of the surviving corporation were Alerus’ Bylaws, as amended. Copies of the Alerus Third Amended and Restated Certificate of Incorporation and the Alerus Second Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
2.1
Agreement and Plan of Merger dated May 14, 2024, between Alerus Financial Corporation and HMN Financial, Inc., incorporated herein by reference to Exhibit 2.1 to HMN Financial, Inc. 8-K dated May 15, 2024.*

3.1
Third Amended and Restated Certificate of Incorporation of Alerus Financial Corporation, incorporated herein by reference to Exhibit 3.1 on Form S-1 Registration Statement filed by Alerus Financial Corporation on August 16, 2019.

3.2
Second Amended and Restated Bylaws of Alerus Financial Corporation, incorporated herein by reference to Exhibit 3.2 to Registration Statement on Form S-1 filed by Alerus Financial Corporation on August 16, 2019.

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

* The Company has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b) of Regulation S-K. The Company will furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 9, 2024

HMN Financial, Inc.

By:	/s/ Jon Eberle
Jon Eberle
Senior Vice President, Chief Financial Officer and Treasurer